Exhibit 10.8

GRANT OF SECURITY INTEREST IN PATENTS

This Grant of Security Interest in Patents, dated as of June 30, 2009, is made between CTC Cable Corporation, a Nevada corporation, having a place of business at 2026 McGaw Avenue, Irvine, California 92614 (the “Grantor”) and Northlight Financial LLC, a Delaware limited liability company, having a place of business at 24 West 40th Street, 12th Floor, New York, New York 10018 (the “Secured Party”);

WHEREAS, Grantor is the owner of the patents and the patent applications identified in the attached Schedule A (the “Patents”);

WHEREAS, Grantor is obligated to the Secured Party under the terms of that certain Security Agreement among Grantor and the Secured Party dated June 30, 2009 (the “Security Agreement”); and

WHEREAS, pursuant to the Security Agreement, Grantor is granting the Secured Party a security interest in the Patents, all proceeds thereof, all rights corresponding thereto and all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof.

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby grant and assign to Secured Party a security interest in and to all of Grantor’s rights, title and interest in and to the Patents and all rights corresponding thereto, including, without limitation, (i) all reissues, divisions, continuations, continuations-in-part, renewals and extensions thereof; (ii) all proceeds, income, royalties, damages and payments now due or payable or which hereafter become due or payable with respect thereto; (iii) all causes of action (in law or equity) and rights to sue, counterclaims and/or recoveries for past, present or future infringements thereof; and (iv) all rights corresponding to the foregoing throughout the world.

Grantor hereby agrees to execute all papers and to perform all other proper acts requested by Secured Party or its successors or assigns to secure to Secured Party or its successors or assigns the rights hereby transferred.

Grantor does hereby acknowledge and affirm that the rights and remedies of Secured Party with respect to the foregoing security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein, and that this document is subject to the terms and conditions of the Security Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Grant of Security Interest in Patents this ___ day of June, 2009.

CTC CABLE CORPORATION

By:
Name:
Title:

STATE OF	}
} ss:
COUNTY OF	}

Before me, the undersigned, a Notary Public of the State of ____________, personally appeared _________________________, having been sworn by me according to law did depose and say he/she  was the ________________ of CTC Cable Corporation and did acknowledge the execution of the foregoing Grant of Security Interest in Patents on behalf of CTC CABLE CORPORATION.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal as of this ___ of June, 2009.

Notary Public

(Notarial Seal)

NORTHLIGHT FINANCIAL LLC

By:
Name:
Title:

STATE OF	}
} ss:
COUNTY OF	}

Before me, the undersigned, a Notary Public of the State of ____________, personally appeared ______________________________, having been sworn by me according to law did depose and say he/she  was the _________________ of Northlight Financial LLC and did acknowledge the execution of the foregoing Grant of Security Interest in Patents on behalf of NORTHLIGHT FINANCIAL LLC.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal as of this ___ of June, 2009.

Notary Public

(Notarial Seal)

Schedule A

[Patents]